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                                                                    EXHIBIT 99.1

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

The undersigned, being the Chief Executive Officer of Texas Eastern Products Pipeline Company, LLC, the sole general partner of TEPPCO Partners, L.P. (the "Company"), hereby certifies that, to his knowledge, the Company's Annual Report on Form 10-K for the annual period ended December 31, 2002, filed with the United States Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 21, 2003
Date

/s/  BARRY R. PEARL
---------------------------
Barry R. Pearl
President and Chief Executive Officer